Exhibit 99.2

                  New World Communications Group Incorporated
                        Pro Forma Financial Information
                             Basis of Presentation


In March 1995 the Company sold its investment in WSBK-TV (the "Boston Station") for gross proceeds of $107.5 million. The Company repaid $19.5 million of the Bank Credit Agreement Loans in March 1995 and $77.3 million of the Step-Up Notes in April 1995 from the net proceeds of the Boston Station sale.

The Company purchased certain debt and equity securities of Argyle Television Holding Inc. ("Argyle") for total consideration of approximately $750.4 million, including the $100 million in cash paid for an option in 1994 and assumption of debt of approximately $283.6 million. Argyle controlled four VHF television stations, KDFW-TV (Dallas, Texas), KTBC-TV (Austin, Texas), KTVI-TV (St. Louis, Missouri) and WVTM-TV (Birmingham, Alabama). For financial reporting purposes, the acquisition occurred on March 31, 1995. FCC approval for change in control of the television stations occurred on April 14, 1995. The acquisition has been accounted for as a purchase.

In July 1995 the Company purchased Cannell Entertainment Inc. for Series E Cumulative Convertible Redeemable Preferred Stock ("Series E Preferred Stock") valued at approximately $30 million and certain other consideration. The acquisition has been accounted for as a purchase.

In August 1996 the Company sold substantially all of the assets of WVTM-TV and its subsidiaries (collectively, the "Birmingham Station") to National Broadcasting Company, Inc. ("NBC") for gross proceeds of $200 million, subject to certain adjustments. The Company repaid $80.0 million of NWC Acquisition's debt in August 1996 from the net proceeds of the Birmingham Station sale and an additional $15.0 million on September 30, 1996.

In November 1996 the Company sold substantially all of the assets of KNSD-TV and its subsidiaries (collectively, the "San Diego Station") to NBC for gross proceeds of $225 million, subject to certain adjustments. The Company repaid in full the outstanding balance of $27.6 million of the Bank Credit Agreement Loans and offered to purchase up to $109.6 million of the Step Up Notes and up to $194.3 million of the 11% Notes, less the principal amount purchased, if any, under the Step Up Note offer.

The following condensed consolidated pro forma balance sheet gives effect to, as of September 30, 1996, the sale of the San Diego Station, repayment of a portion of NW Television's debt and the repayment of a portion of NWC Acquisition's debt.

The following condensed consolidated pro forma statement of operations for the nine months ended September 30, 1996 gives effect to, as of January 1, 1996, the sale of the San Diego Station, repayment of a portion of NW Television's debt, the sale of the Birmingham Station and the repayment of a portion of NWC Acquisition's debt. The following condensed consolidated pro forma statement of operations for the year ended December 31, 1995 gives effect to, as of January 1, 1995, the sale of the Boston Station, the sale of the San Diego Station, repayment of a portion of NW Television's debt, the purchase of Argyle, borrowings necessary to fund the Argyle acquisition, the issuance of preferred stock, the sale of the Birmingham Station, and the repayment of a portion of NWC Acquisition's debt. The pro forma financial information does not necessarily reflect the future results or the results that would have occurred had these transactions actually occurred on January 1, 1996 or January 1, 1995 (in thousands, except per share).

                  New World Communications Group Incorporated
                            Pro Forma Balance Sheet
                             (dollars in thousands)
                               September 30, 1996
                                  (unaudited)


                                                                Historical   Pro Forma
                                                   Historical      KNSD     Adjustments       Pro Forma
                                                   -----------  ----------  -----------       ----------
                     ASSETS
Cash                                               $  141,798   $      (1)   $ 232,355   (a)  $ 133,700
                                                                              (240,452)  (b)
Receivables                                           168,953     (10,411)           -          158,542
Television program contract rights                     31,992      (4,054)           -           27,938
Film Costs                                             70,837           -            -           70,837
Prepaid expenses                                        4,768         (41)           -            4,727
Deferred income taxes                                   4,410           -            -            4,410
                                                   -----------------------------------       ----------
 Total current assets                                 422,758     (14,507)      (8,097)         400,154
Property, plant and equipment                         201,450     (11,694)           -          189,756
Long-term receivables                                  11,890           -            -           11,890
Television program contracts rights                     6,546        (218)           -            6,328
Film costs                                             49,572           -            -           49,572
Intangible assets and excess reorganization value   1,373,883     (86,098)     (69,250)  (c)  1,218,535
Equity investments                                     39,624           -            -           39,624
Other assets                                           33,684           -            -           33,684
                                                   ----------   ---------    ---------        ---------
                                                   $2,139,407   $(112,517)   $ (77,347)       $1,949,543
                                                   ==========   =========    =========        ==========
      LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses              $   79,444   $  (1,195)   $   1,950   (d)  $  88,805
                                                                                 8,606   (c)
Television program contracts payable                   33,404      (5,571)           -           27,833
Deferred income                                        25,097        (444)           -           24,653
Participations and residuals payable                   47,753           -            -           47,753
Current portion of long-term debt and notes
payable                                                36,467           -      (16,289)  (b)     20,178
                                                   ----------   ---------    ---------        ---------
 Total current liabilities                            222,165      (7,210)      (5,733)         209,222
Noncurrent television program contract rights           9,678        (532)           -            9,146
Long-term debt                                        854,170           -     (224,163)  (b)    630,007
Other noncurrent liabilities                           22,575        (973)           -           21,602
Participations and residuals payable                    7,859           -            -            7,859
Deferred tax credits                                   89,424           -      (19,251)  (c)     70,173
Redeemable preferred stock                            311,551           -            -          311,551
Stockholders' equity
 Preferred stock                                      224,850           -            -          224,850
 Common stock                                             717           -            -              717
 Common stock warrants                                 10,500           -            -           10,500
 Additional paid-in capital                           790,632           -            -          790,632
 Accumulated deficit                                 (404,714)   (103,802)     (58,605)  (c)   (336,716)
                                                                               230,405   (e)
                                                   ----------   ---------    ---------        ---------
  Total stockholders' equity                          621,985    (103,802)     171,800          689,983
                                                   ----------   ---------    ---------        ---------
                                                   $2,139,407   $(112,517)   $ (77,347)       $1,949,543
                                                   ==========   =========    =========        ==========

                  New World Communications Group Incorporated
                       Pro Forma Statement of Operations
                             (dollars in thousands)
                      Nine Months Ended September 30, 1996
                                  (unaudited)




                                                                Historical
                                                                   NBC
                                                    Historical   Stations   Adjustments       Pro Forma
                                                    ----------  ----------  -----------       ---------
Net revenues                                         $478,405    $(46,005)   $       -        $432,400
Operating Expenses
 Technical and programming                            277,849     (15,397)           -         262,452
 Selling, general and administrative                   97,294      (8,245)           -          89,049
Depreciation and amortization of intangible assets     57,584      (5,841)      (3,700)  (f)    48,043
Corporate expenses                                     16,967           -            -          16,967
                                                     --------    --------    ---------         -------
 Income from operations                                28,711     (16,522)       3,700          15,889
Other income (expense):
 Interest expense                                     (68,464)          -       19,784   (h)   (48,680)
 Gain on sale of broadcast station                    103,227                 (103,227)  (i)         -
 Merger costs                                          (3,026)                       -          (3,026)
 Interest and investment income                         4,527           -            -           4,527
 Other                                                   (580)          -            -            (580)
                                                     --------    --------    ---------         -------
                                                       35,684           -      (83,443)        (47,759)
                                                     --------    --------   ----------        --------
Income (loss) before income taxes                      64,395     (16,522)     (79,743)        (31,870)
Benefit (provision) for income taxes)                 (51,708)          -       62,283   (j)    10,575
Equity in earnings of affiliates                        2,815           -            -           2,815
                                                     --------    --------   ----------        --------
Net income (loss)                                    $ 15,502    $(16,522)   $ (17,460)       $(18,480)
                                                     ========    ========    =========        ========

Earnings (loss) per common and common equivalent
  share                                              $    .12                                 $   (.34)
                                                     ========                                 ========
Weighted average common and common equivalent
shares                                                 88,358                                   69,008
                                                     ========                                 ========

                  New World Communications Group Incorporated
                       Pro Forma Statement of Operations
                             (dollars in thousands)
                          Year Ended December 31, 1995
                                  (unaudited)




                                                                                        Historical
                                                                Historical  Historical     NBC
                                                    Historical     WSBK       Argyle     Stations   Adjustments       Pro Forma
                                                    ----------  ---------   ----------  ----------  -----------       ---------
Net revenues                                         $605,010     $(5,741)    $29,628    $(56,199)    $      -        $572,698
Operating Expenses
 Technical and programming                            362,088      (5,189)     10,130     (21,778)           -         345,251
 Selling, general and administrative                  113,123      (1,058)      6,474     (10,012)           -         108,527
Depreciation and amortization of intangible assets     67,028        (798)      6,951      (7,404)      (1,997)  (f)    63,780
Corporate expenses                                     20,432           0       9,761           0       (9,761)  (g)    20,432

                                                     --------     -------     -------    --------     --------        --------
 Income from operations                                42,339       1,304      (3,688)    (17,005)      11,758          34,708
Other income (expense):
 Interest expense                                     (86,420)          -           -           -       23,092   (h)   (63,328)
 Interest and investment income                         8,155           -           2           -            -           8,157
 Gain on sale of WSBK                                  41,671           -           -           -      (41,671)  (i)         -
 Other                                                    413           -           -           -            -             413
                                                     --------     -------     -------    --------     --------        --------
                                                      (36,181)          -           2           -      (18,579)        (54,758)
                                                     --------     -------     -------    --------     --------        --------
Income (loss) before income taxes                       6,158       1,304      (3,686)    (17,005)      (6,821)        (20,050)
Benefit (provision) for income taxes                  (34,500)          -        (145)          -       31,254   (j)    (3,391)
Equity in loss of affiliates                             (607)          -           -           -            -            (607)
                                                     --------     -------     -------    --------     --------        --------
Net income (loss)                                    $(28,949)    $ 1,304     $(3,831)   $(17,005)    $ 24,433        $(24,048)
                                                     ========     =======     =======    ========     ========        ========

Earnings (loss)  per common and common
 equivalent share                                    $   (.50)                                                        $   (.44)
                                                     ========                                                         ========

Weighted average shares outstanding                    68,461                                                           68,461
                                                     ========                                                         ========

        Notes to Pro Forma Condensed Consolidated Financial Information
                             (amounts in thousands)

    (a) Reflects cash estimated to be received on the sale of the San Diego Station.

    (b) Reflects the reduction of a portion of NW Television's and NWC Acquisition's debt with the net proceeds from the sale of the NBC Stations. Although NW Television will make an offer to repurchase an aggregate of approximately $85,000 principal amount of 11% Notes at 100% of the principal amount thereof plus accrued and unpaid interest, New World has not assumed any holders will tender 11% Notes pursuant to such offer because the current market price of the 11% Notes exceeds their par value.

    (c)  Reflects the income tax effect of the sale of the San Diego
         Station. The adjustment to intangible assets reflects a reduction of the valuation allowance recorded for restricted net operating losses ("NOLs") whose realization did not previously meet the "more likely than not" test of probability contained in Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" ("SFAS 109") due to restrictions on their use. The sale of the San Diego Station will allow the Company to utilize a portion of these previously restricted NOLs to reduce the tax liability associated with the gain on the sale of the San Diego Station.

    (d) Reflects the estimated costs associated with the sale of the San Diego Station.

    (e) Reflects adjustments to the gain on the sale of the San Diego Station. The pre-tax gain on the sale of the San Diego Station is estimated to be approximately $126,603.

    (f) Reflects the adjustment of amortization of intangible assets and depreciation of property, plant and equipment associated with the sale of the Boston Station and the purchase of the Argyle stations in 1995 and the sale of the NBC Stations in 1996.

    (g) Reflects the elimination of Argyle-related corporate expenses as a result of the consolidation of operations.

    (h) Reflects adjustments to interest expense for the repayment of a portion of NW Television's debt with the net proceeds of the sale of the Boston Station in 1995, additional borrowings under NWC Acquisition's debt agreement to finance the purchase of Argyle and repay Argyle's debt assumed in 1995, and for the repayment of a portion of NW Television's and NWC Acquisition's debt with the net proceeds from the sale of the NBC Stations in 1996.

    (i) Reflects adjustment to eliminate the gain recorded on the sale of the Boston Station in 1995 and to eliminate the gain recorded on the sale of the Birmingham Station in 1996.

    (j) Reflects adjustment of the provision for income taxes in accordance with SFAS No. 109.